                   STREETTRACKS(R) SERIES TRUST (THE "TRUST")

                       STATEMENT OF ADDITIONAL INFORMATION

                             Dated October 31, 2005

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus for each of the Trust's series portfolios listed below dated October 31, 2005 (the "Prospectus"), as it may be revised from time to time:

STREETTRACKS(R) DJ WILSHIRE TOTAL MARKET ETF
(formerly, streetTRACKS(R) Total Market ETF;
formerly FORTUNE 500(R) Index Fund)
STREETTRACKS(R) DJ WILSHIRE LARGE CAP ETF
STREETTRACKS(R) DJ WILSHIRE LARGE CAP GROWTH ETF
(formerly streetTRACKS(R) Dow Jones U.S. Large Cap
Growth Index Fund)
STREETTRACKS(R) DJ WILSHIRE LARGE CAP VALUE ETF
(formerly streetTRACKS(R) Dow Jones U.S. Large Cap
Value Index Fund)
STREETTRACKS(R) DJ WILSHIRE MID CAP ETF
STREETTRACKS(R) DJ WILSHIRE MID CAP GROWTH ETF
STREETTRACKS(R) DJ WILSHIRE MID CAP VALUE ETF
STREETTRACKS(R) DJ WILSHIRE SMALL CAP ETF
STREETTRACKS(R) DJ WILSHIRE SMALL CAP GROWTH ETF
(formerly streetTRACKS(R) Dow Jones U.S. Small Cap
Growth Index Fund)
STREETTRACKS(R) DJ WILSHIRE SMALL CAP VALUE ETF
(formerly streetTRACKS(R) Dow Jones U.S. Small Cap Value Index Fund) STREETTRACKS(R) DJ GLOBAL TITANS ETF
(formerly streetTRACKS(R) Dow Jones Global Titans Index Fund)
STREETTRACKS(R) DJ WILSHIRE REIT ETF
(formerly streetTRACKS(R) Wilshire REIT Index Fund)
STREETTRACKS(R) KBW BANK ETF
STREETTRACKS(R) KBW CAPITAL MARKETS ETF
STREETTRACKS(R) KBW INSURANCE ETF
STREETTRACKS(R) MORGAN STANLEY TECHNOLOGY ETF
(formerly streetTRACKS(R) Morgan Stanley Technology Index Fund)
SPDR(R) DIVIDEND ETF
SPDR(R) O-STRIP ETF

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's Distributor, State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. The Report of Independent Registered Public Accounting Firm, financial highlights, and financial statements of the Funds included in the Trust's Annual Report to Shareholders for the fiscal year ended June 30, 2005 and Semi-Annual Report for the period ended December 31, 2004 are incorporated by reference into this Statement of Additional Information.

TABLE OF CONTENTS

General Description of the Trust...........................................    2
Investment Policies and Restrictions.......................................    2
Special Considerations and Risks...........................................    6
Exchange Listing and Trading...............................................    7
Management of the Trust....................................................    8
Brokerage Transactions.....................................................   17
Book Entry Only System.....................................................   18
Creation and Redemption of Creation Units..................................   22
Determination of Net Asset Value...........................................   29
Dividends and Distributions................................................   29
Taxes......................................................................   30
Capital Stock and Shareholder Reports......................................   32
Counsel and Independent Registered Public Accounting Firm..................   32
Financial Statements.......................................................   32
Index Descriptions.........................................................   33
Proxy Voting Polices and Procedures........................................   44


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                        GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company. The Trust currently consists of eighteen investment series (each a "Fund" and collectively the "Funds"). The Trust was organized as a Massachusetts business trust on June 12, 1998. The shares of each Fund are referred to herein as "Shares." The investment objective of each Fund is to provide investment results that, before expenses, correspond generally to the total return, or in the case of the SPDR(R) Dividend Fund, the price and yield performance, of a specified market index (each an "Index"). SSgA Funds Management, Inc. (the "Adviser") manages each Fund. Information regarding the market capitalization, component securities and industry sectors for each Index is set forth in Appendix A.

Each Fund offers and issues Shares at their net asset value only in aggregations of a specified number of Shares (each, a "Creation Unit")(1) generally in exchange for a basket of equity securities included in its Index ("Deposit Securities") together with the deposit of a specified cash payment ("Cash Component"). The Shares have been approved for listing and secondary trading on the American Stock Exchange (the "Exchange"). The Shares will trade on the Exchange at market prices. These prices may differ from the Shares' net asset values. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of each Fund consists of 50,000 Shares.

The Trust reserves the right to offer a "cash" option for creations and redemptions of Shares (subject to applicable legal requirements) although it has no current intention of doing so. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See "CREATION AND REDEMPTION OF CREATION UNITS." In each instance of such cash creations or redemptions, the Trust may impose transaction fees that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.

----------
(1) Except that under the "Dividend Reinvestment Service" described below, however, Shares may be created in less than a Creation Unit and upon termination of a Fund, Shares may be redeemed in less than a Creation Unit.

INVESTMENT POLICIES AND RESTRICTIONS

LENDING PORTFOLIO SECURITIES

Each Fund may lend portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete transactions and for other purposes. Because the U.S. government securities or other assets that are pledged as collateral to each Fund in connection with these loans generate income, securities lending may enable a Fund to earn additional income that may partially offset the expenses of such Fund, and thereby reduce the effect that expenses have on such Fund's ability to provide investment results that substantially correspond to the total return of its respective Index.

Loans of portfolio securities may not exceed 33% of a Fund's total assets. The documentation for these loans provides that a Fund will receive collateral equal to at least 100% of the current market value of the loaned securities, as marked to market each day that the net asset value of the Fund is determined. Each Fund will pay reasonable administrative and custodial fees in connection with the loan of securities and invests collateral in money market instruments or funds which invest exclusively in money market instruments.

Each Fund will comply with the conditions for lending established by the SEC. Although each Fund will receive collateral in connection with all loans of portfolio securities, and such collateral will be marked to market, each Fund will be exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, each Fund bears the risk of loss of any cash collateral that it invests in money market instruments.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a money market instrument (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an

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agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of each Fund's net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

OTHER MONEY MARKET INSTRUMENTS

In addition to repurchase agreements, other money market instruments in which the Funds may invest are certificates of deposit of U.S. domestic banks with assets of $1 billion or more, bankers' acceptances, time deposits, U.S. government and U.S. government agency securities, or commercial paper rated within the two highest grades by S&P or Moody's Investors Service, Inc., or, if not rated, are of comparable quality as determined by the Adviser, and which mature within one year from the date of purchase, and investment companies which invest exclusively in such money market instruments (subject to applicable limitations under Section 12(d)(1) of the Investment Company Act of 1940, as amended (the "1940 Act")).

FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS

Each Fund may utilize exchange-traded futures and options contracts and swap agreements.

FUTURES CONTRACTS AND OPTIONS

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

Each Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in the underlying Index. Exchange-traded futures and options contracts are not currently available for all of the Indexes. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the underlying Index components or a subset of the components. The

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Exchange currently anticipates that options on the Shares will be listed on the
Exchange.

RESTRICTIONS ON THE USE OF FUTURES AND OPTIONS

Restrictions on the Use of Futures Contracts and Options on Futures Contracts. In connection with its management of the Funds, the Adviser has claimed an exclusion from registration as a commodity trading advisor under the Commodity Exchange Act ("CEA") and, therefore, is not subject to the registration and regulatory requirements of the CEA. The Funds reserve the right to engage in transactions involving futures and options thereon to the extent allowed by the Commodity Futures Trading Commission ("CFTC") regulations in effect from time to time and in accordance with each Fund's policies. Each Fund would take steps to prevent its futures positions from "leveraging" its securities holdings. When it has a long futures position, it will maintain with its custodian bank, cash or equivalents. When it has a short futures position, it will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and equivalents (or a combination of the foregoing) having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position).

REAL ESTATE INVESTMENT TRUSTS ("REITs") (streetTRACKS(R) DJ Wilshire Small Cap Value ETF, streetTRACKS(R) DJ Wilshire Small Cap Growth ETF, streetTRACKS(R) DJ Wilshire Large Cap Value ETF, SPDR O-Strip ETF and streetTRACKS(R) DJ Wilshire REIT Index ETF; the Funds will invest in REITs only to the extent that their underlying Indexes invest in REITs)

REITs pool investor's funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. Investments in REITs may subject Fund shareholders to duplicate management and administrative fees.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended (the "Internal Revenue "Code"), or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

SWAP AGREEMENTS

Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or

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equivalents having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed with respect to a Fund without the approval of the holders of a majority of such Fund's outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Except with the approval of a majority of the outstanding voting securities, a Fund may not:

1. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that a Fund may lend its portfolio securities in an amount not to exceed 33% of the value of its total assets;

2. Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 10% of the value of the Fund's total assets (including the amount borrowed), valued at market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Fund will not purchase securities while borrowings in excess of 5% of the Fund's total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings (this limitation on purchases does not apply to acceptance by the Fund of a deposit principally of securities included in the relevant Index for creation of Creation Units);

3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for futures contracts or options contracts will not be deemed to be pledges of the Fund's assets);

4. Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but a Fund may purchase and sell securities that are issued by companies that invest or deal in such assets;

5. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;

6. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that a Fund may make margin deposits in connection with transactions in options, futures and options on futures;

7. Sell securities short;

8. Invest in commodities or commodity contracts, except that a Fund may transact in exchange traded futures contracts on securities, stock indexes and options on such futures contracts and make margin deposits in connection with such contracts; or

9. Change its investment objective.

In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following restrictions, which may be changed by the Board of Trustees without a shareholder vote. A Fund will not:

1. Invest in the securities of a company for the purpose of exercising management or control, or in any event purchase and hold more than 10% of the securities of a single issuer, provided that the Trust may vote the investment securities owned by each Fund in accordance with its views; or

2. Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

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3. Under normal circumstances, invest less than 95% of its total assets in component securities that comprise its relevant benchmark Index. Prior to any change in a Fund's 95% investment policy, such Fund will provide shareholders with 60 days written notice.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously.

SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in a Fund is contained in the Prospectus under the heading "INVESTMENT CONSIDERATIONS AND RISKS." The discussion below supplements, and should be read in conjunction with, such section of the Prospectus.

GENERAL

Investment in a Fund should be made with an understanding that the value of a Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks generally and other factors.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Although most of the securities in the Indexes, except for the S&P 500 O-Strip Index are listed on a securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's Shares will be adversely affected if trading markets for a Fund's portfolio securities are limited or absent or if bid/ask spreads are wide.

FUTURES AND OPTIONS TRANSACTIONS

Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market therefore. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

A Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered

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stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts, when available, in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit their risk exposure to that which is comparable to what they would have incurred through direct investment in stocks.

Utilization of futures transactions by a Fund involves the risk of imperfect or even negative correlation to the benchmark Index if the index underlying the futures contracts differs from the benchmark Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF SWAP AGREEMENTS

Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor.

CONTINUOUS OFFERING

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act of 1933 (the "Securities Act"), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Shares of a Fund are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that such Fund's prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the Prospectus under the "DETERMINATION OF NET ASSET VALUE" and "BUYING AND SELLING THE FUNDS." The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of each Fund are approved for listing and trading on the Exchange, subject to notice of issuance. The Shares trade on the Exchange at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of any Fund will continue to be met.

The Exchange may, but is not required to, remove the Shares of a Fund from listing if (1) following the initial twelve-month period beginning upon the commencement of trading of a Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days; (2) the value of the underlying Index or portfolio of securities on which such Fund is based is no longer calculated or available; or (3) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust or a Fund.

As in the case of other stocks traded on the Exchange, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

MANAGEMENT OF THE TRUST

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "MANAGEMENT."

TRUSTEES AND OFFICERS OF THE TRUST

The Board has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by the Adviser and other service providers. The Board currently consists of three Trustees, of whom none are considered to be "interested persons" (as defined in the 1940 Act) of the Trust.

                              TRUSTEES AND OFFICERS

                                                                                            NUMBER OF
                                                                                           PORTFOLIOS
                                                     TERM OF             PRINCIPAL           IN FUND
                                                   OFFICE AND          OCCUPATION(S)         COMPLEX              OTHER
        NAME, ADDRESS             POSITION(S)       LENGTH OF           DURING PAST         OVERSEEN          DIRECTORSHIPS
      AND DATE OF BIRTH           WITH FUNDS       TIME SERVED            5 YEARS          BY TRUSTEE        HELD BY TRUSTEE
      -----------------         --------------   --------------   ----------------------   ----------   ------------------------
TRUSTEES

DAVID M. KELLY                  Independent      Unlimited        President and CEO,       19           Chicago Stock Exchange
420 Sabal Palm Lane             Trustee          Elected:         NSCC (1983 February                   (Public Governor/
Vero Beach, FL 32963                             September 2000   2000) (a clearing                     Director);
10/10/38                                                          org.); Vice Chairman,                 Penson Worldwide Inc.
                                                                  DTCC (1999 - February                 (Director);
                                                                  2000)(a depository in                 Custodial Trust Co.
                                                                  US); Vice Chairman and                (Director);
                                                                  CEO, Government                       streetTRACKS Index
                                                                  Securities Clearing                   Shares Funds
                                                                  Corp. (1990-February                  (Trustee).
                                                                  2000) (a government
                                                                  securities clearing
                                                                  company).

FRANK NESVET                    Independent      Unlimited        Chief Executive          19           Jefferson Pilot
c/o streetTRACKS Series         Trustee          Elected:         Officer, Libra Group,                 Variable Fund, Inc.,
Trust                                            September 2000   Inc. (1998-present)(a                 (Director); streetTRACKS
State Street Financial Center                                     financial services                    Index Shares Funds,
One Lincoln Street                                                consulting company).                  (Trustee); The
Boston, MA 02111-2900                                                                                   Massachusetts Health &
9/24/43                                                                                                 Education Tax Exempt
                                                                                                        Trust (Trustee).

HELEN F. PETERS                 Independent      Unlimited        Professor of Finance,    19           Tradeware Global
133 South Street                Trustee          Elected:         Carroll School of                     (Director); BJ's
Needham, MA 02492                                September 2000   Management, Boston                    Wholesale Clubs
3/22/48                                                           College                               (Director);
                                                                  (2003-present); Dean,                 streetTRACKS Index
                                                                  Boston College (August                Shares Funds
                                                                  2000-2003); Partner,                  (Trustee).
                                                                  Samuelson Peters, LLC
                                                                  (1999-Septmeber 2000).

                                                                                            NUMBER OF
                                                                                           PORTFOLIOS
                                                     TERM OF             PRINCIPAL           IN FUND
                                                   OFFICE AND          OCCUPATION(S)         COMPLEX              OTHER
        NAME, ADDRESS             POSITION(S)       LENGTH OF           DURING PAST         OVERSEEN          DIRECTORSHIPS
      AND DATE OF BIRTH           WITH FUNDS       TIME SERVED            5 YEARS          BY TRUSTEE        HELD BY TRUSTEE
      -----------------         --------------   --------------   ----------------------   ----------   ------------------------
OFFICERS

JAMES E. ROSS                   President        Unlimited        President, SSgA Funds    N/A          N/A
SSgA Funds Management, Inc.                      Elected:         Management, Inc.
State Street Financial Center                    September 2000   (2001-present);
One Lincoln Street                                                Principal, State
Boston, MA 02111-2900                                             Street Global Advisors
6/24/65                                                           (March 2000 to
                                                                  present); Vice
                                                                  President, State
                                                                  Street Bank and
                                                                  Trust Company
                                                                  (1998-March 2000).

MICHAEL P. RILEY                Vice President   Unlimited        Principal, State         N/A          N/A
SSgA Funds Management, Inc.                      Elected:         Street Global Advisors
State Street Financial Center                    February 2005    (2005 to present);
One Lincoln Street                                                Assistant Vice
Boston, MA 02111-2900                                             President, State
3/22/69                                                           Street Bank and Trust
                                                                  Company (2000-2004).

GARY FRENCH                     Treasurer        Unlimited        Senior Vice President,   N/A          N/A
State Street Bank and                            Elected:         State Street Bank
Trust Company                                    May  2005        and Trust Company
2 Avenue de Lafayette                                             (2002-present);
Boston, MA 02111                                                  Managing Director,
07/04/51                                                          Deutsche Bank
                                                                  (2001-2002);
                                                                  President, UAM Fund
                                                                  Services (1995-2001).

MARY MORAN ZEVEN                Secretary        Unlimited        Senior Vice President    N/A          N/A
State Street Bank and                            Elected:         and Senior Managing
Trust Company                                    August 2001      Counsel, State Street
One Lincoln Street                                                Bank and Trust Company
Boston, MA 02111                                                  (2002-present); and
2/27/61                                                           Vice President and
                                                                  Counsel, State Street
                                                                  Bank and Trust Company
                                                                  (2000-2002).

SCOTT M. ZOLTOWSKI              Assistant        Unlimited        Vice President and       N/A          N/A
State Street Bank and Trust     Secretary        Elected:         Counsel, State Street
Company                                          November 2004    Bank and Trust Company
One Lincoln Street                                                (2004-present); Senior
Boston, MA 02111                                                  Counsel, BISYS, Inc.
1/30/69                                                           (2001-2004);
                                                                  Associate, Dechert LLP
                                                                  (1999-2001).

JACK CLARK                      Assistant        Unlimited        Vice President, State    N/A          N/A
State Street Bank and Trust     Treasurer        Elected:         Street Bank & Trust
Company                                          August 2005      Company (2001 -
One Federal Street                                                present); Director,
Boston, MA 02110                                                  Investors Bank & Trust
03/24/67                                                          Company (1998 - 2000);
                                                                  Assistant Vice
                                                                  President, Investors
                                                                  Bank & Trust Company
                                                                  (1996 - 1998).

MATTHEW FLAHERTY                Assistant        Unlimited        Assistant Director,      N/A          N/A
State Street Bank and Trust     Treasurer        Elected:         State Street Bank and
Company                                          May 2005         Trust (1994-present).
One Federal Street
Boston, MA 02110
2/19/71

                                                                                            NUMBER OF
                                                                                           PORTFOLIOS
                                                     TERM OF             PRINCIPAL           IN FUND
                                                   OFFICE AND          OCCUPATION(S)         COMPLEX              OTHER
        NAME, ADDRESS             POSITION(S)       LENGTH OF           DURING PAST         OVERSEEN          DIRECTORSHIPS
      AND DATE OF BIRTH           WITH FUNDS       TIME SERVED            5 YEARS          BY TRUSTEE        HELD BY TRUSTEE
      -----------------         --------------   --------------   ----------------------   ----------   ------------------------
PETER A. AMBROSINI              Chief            Unlimited        Senior Principal and     N/A          N/A
SSgA Funds                      Compliance       Elected:         Chief Compliance and
Management, Inc.                Officer          May 2004         Risk Management
State Street Financial Center                                     Officer, SSgA Funds
One Lincoln Street                                                Management, Inc.
Boston, MA 02111                                                  (2001-present);
12/17/43                                                          Managing Director,
                                                                  PricewaterhouseCoopers
                                                                  (1986-2001).

REMUNERATION OF TRUSTEES AND OFFICERS

No officer, director or employee of the Adviser, its parent or subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust pays each Independent Trustee an annual fee of $12,000 plus $4,500 per in person meeting attended. An Independent Trustee will receive $500 for each meeting attended via telephone or video conference. The Trust also reimburses each Independent Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below shows the compensation that the Independent Trustees received during the Trust's fiscal year ended June 30, 2005.

                                       PENSION OR                    TOTAL
                                       RETIREMENT                COMPENSATION
                                        BENEFITS     ESTIMATED     FROM THE
                                         ACCRUED      ANNUAL       TRUST AND
                         AGGREGATE       AS PART     BENEFITS    FUND COMPLEX
NAME OF                COMPENSATION     OF TRUST       UPON         PAID TO
INDEPENDENT TRUSTEE   FROM THE TRUST    EXPENSES    RETIREMENT     TRUSTEES
-------------------   --------------   ----------   ----------   --------------
David M. Kelly            $35,000          $0           N/A          $35,000
Frank Nesvet              $35,000          $0           N/A          $35,000
Helen F. Peters           $35,000          $0           N/A          $35,000

STANDING COMMITTEES

Audit Committee. The Board of Trustees has an Audit Committee consisting of all Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust. The Audit Committee meets with the Trust's independent auditors to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Trust's accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Trust's independent auditors. The Audit Committee met two times during the fiscal year ended June 30, 2005.

Trustee Committee. The Board of Trustees has established a Trustee Committee consisting of all Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust. The responsibilities of the Trustee Committee are to: 1) perform the specific tasks assigned to the Independent Trustees pursuant to the 1940 Act, including annual consideration of the investment management contracts and service plans with respect to each of the Funds; 2) nominate Independent Trustees; 3) review on a periodic basis the governance structures and procedures of the Funds; 4) review proposed resolutions and conflicts of interest that may arise in the business of the Funds and may have an impact on the investors of the Funds; 5) review and consider matters that are reported to the Committee under the Code of Conduct of the Trust under the S-O Act; 6) review matters that are referred to the Committee by the Chief Legal Officer or other counsel to the Trust pursuant to the SEC Standards of Professional Conduct for Attorneys; and
7) provide general oversight of the Funds on behalf of the investors of the Funds. The Trustee Committee did not meet during the fiscal year ended June 30, 2005.

Pricing Committee. The Board of Trustees also has established a Pricing Committee that is composed of Officers of the Trust, investment management personnel of the Adviser and senior operations and administrative personnel of State Street. The Pricing Committee is responsible for the valuation and revaluation of any portfolio investments for which market quotations or prices are not readily available. The Pricing Committee meets only when necessary. During the fiscal year ended June 30, 2005, the Pricing Committee met 10 times. Committee members do not receive any compensation from the Trust for their services.

OWNERSHIP OF FUND SHARES

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the Trust as of December 31, 2004.

                                                    AGGREGATE DOLLAR
                                                    RANGE OF EQUITY
                                                   SECURITIES IN ALL
                                                 REGISTERED INVESTMENT
                                                   COMPANIES OVERSEEN
NAME OF                DOLLAR RANGE OF EQUITY     BY TRUSTEE IN FAMILY
INDEPENDENT TRUSTEE   SECURITIES IN THE TRUST   OF INVESTMENT COMPANIES
-------------------   -----------------------   -----------------------
David M. Kelly                  None                      None
Frank Nesvet                    None                      None
Helen F. Peters                 None                      None

CODES OF ETHICS

The Trust, the Adviser, the Sub-Adviser and the Distributor each have adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the codes of ethics).

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics, filed as exhibits to this registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC's website at http://www.sec.gov.

PROXY VOTING POLICIES

The Board of Trustees believes that the voting of proxies on securities held by the Funds is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Adviser. The Adviser's proxy voting policy is attached to this SAI as Appendix B. Information regarding how the Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge by calling 1-866-787-2257; and (2) on the SEC's website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICY

The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board of Trustees of the Trust must approve all material amendments to this policy. The Funds' portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the AMEX via the National Securities Clearing Corporation (NSCC). The basket represents one creation unit of the Funds. The Trust, the Adviser or State Street Bank and Trust Company ("State Street") will not disseminate non-public information concerning the Trust.

THE INVESTMENT ADVISER

SSgA Funds Management, Inc. (the "Adviser") acts as investment adviser to the Trust and, subject to the supervision of the Board, is responsible for the investment management of each Fund. The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. The Adviser, a Massachusetts corporation, is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company State Street Global Advisors ("SSgA"), consisting of the Adviser and other investment advisory affiliates of State Street Corporation, is the investment management arm of State Street Corporation. As of June 30, 2005, the Adviser managed approximately $99.72 billion in assets. As of June 30, 2005, SSgA managed approximately $1.36 trillion in assets, including approximately $541.9 billion in equity index funds.

The Adviser serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement between the Trust and the Adviser. The Investment Advisory Agreement, with respect to each Fund, continues in effect for two years from its effective date, and thereafter is subject to annual approval by
(1) the Board of Trustees or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60 days notice, by the Board of Trustees or by a vote of the holders of a majority (as defined in the 1940 Act) of the applicable Fund's outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60 days notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

In considering whether to continue, or in the case of newly organized funds, approve, each Fund's Investment Advisory Agreement, the Trustees considered all information they deemed relevant, including, among other things, the nature and quality of the services rendered, the reasonableness of overall compensation to be paid by the Fund to the Adviser, the requirements of the Fund for the services provided by the Adviser, the investment performance of the Fund, the costs of the Adviser in providing services, the extent to which economies of scale are shared with the Fund, the Adviser's profitability in providing services, the Fund's total expenses, and information with respect to the Adviser's fees as compared to those of comparable funds.

In light of the foregoing, the Trustees concluded that the compensation received by the Adviser was reasonable.

Under the Investment Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of each Fund's assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund.

Pursuant to the Investment Advisory Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

For the services provided to the Funds under the Investment Advisory Agreement, each Fund pays the Adviser monthly fees based on a percentage of each Fund's average daily net assets as shown in the following table.

FUND                                               MANAGEMENT FEE
----                                               --------------
streetTRACKS(R) DJ Wilshire Total Market ETF*           0.20%
streetTRACKS(R) DJ Wilshire Large Cap ETF               0.20%
streetTRACKS(R) DJ Wilshire Large Cap Growth ETF        0.20%
streetTRACKS(R) DJ Wilshire Large Cap Value ETF         0.20%
streetTRACKS(R) DJ Wilshire Mid Cap ETF                 0.25%
streetTRACKS(R) DJ Wilshire Mid Cap Growth ETF          0.25%
streetTRACKS(R) DJ Wilshire Mid Cap Value ETF           0.25%
streetTRACKS(R) DJ Wilshire Small Cap ETF               0.25%
streetTRACKS(R) DJ Wilshire Small Cap Growth ETF        0.25%
streetTRACKS(R) DJ Wilshire Small Cap Value ETF         0.25%
streetTRACKS(R) DJ Global Titans ETF                    0.50%
streetTRACKS(R) DJ Wilshire REIT ETF                    0.25%
streetTRACKS(R) KBW Bank ETF                            0.35%
streetTRACKS(R) KBW Capital Markets ETF                 0.35%
streetTRACKS(R) KBW Insurance ETF                       0.35%
streetTRACKS(R) Morgan Stanley Technology ETF           0.50%
SPDR(R) Dividend ETF                                    0.30%**
SPDR(R) O-Strip ETF                                     0.35%

----------
*    Formerly the FORTUNE(R) 500 Index Fund.

** The Adviser has contractually agreed to waive its advisory fee to the extent necessary to limit total operating expenses of the Fund to 0.30%.

From time to time, the Adviser may waive all or a portion of its fee. The Adviser pays all expenses of each Fund other than the management fee, distribution fees pursuant to the Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses and other extraordinary expenses.

For the past three fiscal years ended June 30, the Funds paid the following amounts to the Adviser:

FUND                                                  2005          2004         2003
----                                               ----------     --------     --------
streetTRACKS(R) DJ Wilshire Total Market ETF*      $  226,407     $198,353     $152,053
streetTRACKS(R) DJ Wilshire Large Cap ETF          $      N/A(1)  $    N/A(1)  $    N/A(1)
streetTRACKS(R) DJ Wilshire Large Cap Growth ETF   $  153,314     $ 83,225     $ 31,148
streetTRACKS(R) DJ Wilshire Large Cap Value ETF    $  221,327     $171,226     $ 53,946
streetTRACKS(R) DJ Wilshire Mid Cap ETF            $      N/A(1)  $    N/A(1)  $    N/A(1)
streetTRACKS(R) DJ Wilshire Mid Cap Growth ETF     $      N/A(1)  $    N/A(1)  $    N/A(1)
streetTRACKS(R) DJ Wilshire Mid Cap Value ETF      $      N/A(1)  $    N/A(1)  $    N/A(1)
streetTRACKS(R) DJ Wilshire Small Cap ETF          $      N/A(1)  $    N/A(1)  $    N/A(1)
streetTRACKS(R) DJ Wilshire Small Cap Growth ETF   $  128,693     $108,883     $ 39,873
streetTRACKS(R) DJ Wilshire Small Cap Value ETF    $  225,421     $136,899     $ 99,084
streetTRACKS(R) DJ Global Titans ETF               $  473,103     $163,505     $ 76,538
streetTRACKS(R) DJ Wilshire REIT ETF               $1,264,166     $941,346     $176,061
streetTRACKS(R) KBW Bank ETF                       $      N/A(1)  $    N/A(1)  $    N/A(1)
streetTRACKS(R) KBW Capital Markets ETF            $      N/A(1)  $    N/A(1)  $    N/A(1)
streetTRACKS(R) KBW Insurance ETF                  $      N/A(1)  $    N/A(1)  $    N/A(1)
streetTRACKS(R) Morgan Stanley Technology ETF      $  131,151     $136,845     $189,387
SPDR(R) Dividend ETF                               $      N/A(1)  $    N/A(1)  $    N/A(1)
SPDR(R) O-Strip ETF                                $  157,612(2)  $    N/A(1)  $    N/A(1)

----------
(1)  As of June 30, 2005, the Fund was not operational.

(2)  For the period September 9, 2004, the Fund's inception date, to June 30,
     2005.

*    Formerly, the FORTUNE(R) 500 Index Fund.

INVESTMENT SUB-ADVISER - streetTRACKS(R) DJ Wilshire REIT ETF

Pursuant to the Advisory Agreement between the streetTRACKS(R) DJ Wilshire REIT ETF and the Adviser, the Adviser is authorized to engage one or more sub-advisers for the performance of any of the services contemplated to be rendered by the Adviser. The Adviser has retained The Tuckerman Group LLC ("Tuckerman"), an affiliate of the Adviser, as sub-adviser, to be responsible for the day to day management of the streetTRACKS(R) DJ Wilshire REIT ETF's investments, subject to supervision of the Adviser and the Board of Trustees while the Adviser will provide administrative, compliance and general management services to the Fund. Since its organization on April 28, 1999, Tuckerman has provided investment management services to institutional investors and other mutual funds. As of June 30, 2005, Tuckerman managed approximately $4.025 billion in assets. Tuckerman's principal business address is 2 Manhattanville Road, Purchase, New York 10577.

In considering whether to continue the Investment Sub-Advisory Agreement, the Trustees considered all information they deemed relevant, including, among other things, the nature and quality of the services rendered, the reasonableness of overall compensation to be paid by the Adviser to the Sub-Adviser, the requirements of the Fund for the services provided by the Sub-Adviser, the investment performance of the Fund, the costs of the Sub-Adviser in providing services, and the Sub-Adviser's profitability in providing services.

In light of the foregoing, the Trustees concluded that the compensation received by the Sub-Adviser was reasonable.

In accordance with the Sub-Advisory Agreement between the Adviser and Tuckerman, the Adviser will pay Tuckerman an annual investment sub-advisory fee equal to 0% of average daily net assets up to the first $50 million in net assets and 0.05% thereafter with respect to the streetTRACKS(R) DJ Wilshire REIT ETF. For the fiscal year ended June 30, 2005, the Adviser paid $230,069 to Tuckerman for its services.

PORTFOLIO MANAGERS

The Adviser, and with respect to the streetTRACKS(R) DJ Wilshire REIT ETF, the Sub-Adviser, each manage the Funds using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the Funds and assets under management in those accounts as of August 31, 2005: (excluding the streetTRACKS(R) DJ Wilshire REIT ETF)

                  Registered                  Pooled                                             Total
                  Investment     Assets     Investment     Assets                  Assets        Assets
Portfolio           Company      Managed      Vehicle      Managed      Other      Managed      Managed
Manager            Accounts    (millions)    Accounts    (millions)   Accounts   (millions)   (millions)*
---------------    --------    ----------    --------    ----------   --------   ----------   -----------
David Chin             4          $ 0.83         7         $19.60         8        $12.80       $ 33.23

Michael Feehily        2          $ 7.20         5         $16.60        12        $ 9.50       $ 33.30

James May              4          $51.20         3         $87.40        14        $25.50       $164.10

Karl Schneider         6          $ 3.20        12         $16.30         8        $ 6.20       $ 25.70

John Tucker            4          $ 1.20         6         $ 4.30         8        $ 8.50       $ 14.00

* If an account has a co-portfolio manager, the total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

The portfolio managers listed above, do not beneficially own any shares of the Fund or the Portfolio as of June 30, 2005.

A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the fund. Potential conflicts may arise. Those conflicts could include preferential treatment out of one account over others in terms of: (a) the portfolio manager's execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities. The Adviser and Sub-Adviser have adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser, the Sub-Adviser, and their advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation. among the portfolio manager's accounts with the same strategy.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser and Sub-Adviser have adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser, the Sub-Adviser and their advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

The compensation of the portfolio managers is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, the Adviser and Sub-Adviser seek to understand what their competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. The Adviser and the Sub-Adviser are a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Adviser and its affiliates. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.

streetTRACKS(R) DJ Wilshire REIT ETF

                  Registered                  Pooled                                             Total
                  Investment     Assets     Investment     Assets                  Assets       Assets
Portfolio           Company      Managed      Vehicle      Managed      Other      Managed     Managed*
Manager            Accounts    (millions)    Accounts    (millions)   Accounts   (millions)   (millions)
---------------   ----------   ----------   ----------   ----------   --------   ----------   ----------
Amos J. Rogers
III                    2          $0.95          4          $0.89        22         $0.43        $2.27

Fernando Diaz          2          $0.95          4          $0.89        22         $0.43        $2.27

Murat Sensoy           2          $0.95          4          $0.89        22         $0.43        $2.27

The dollar range of equity securities beneficially owned by the portfolio managers in the streetTRACKS(R) DJ Wilshire REIT ETF as of December 31, 2004 is as follows:

                     Dollar Range of Equity Securities
                             Beneficially Owned
                     ---------------------------------
Amos J. Rogers III                  None

Fernando Diaz                    $1-$10,000

Murat Sensoy                        None

THE ADMINISTRATOR

State Street serves as Administrator for the Trust pursuant to an Administrative Services Agreement. Under the Administrative Services Agreement, State Street is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Trust and each Fund. State Street will generally assist in all aspects of the Trust's and the Funds' operations; supply and maintain office facilities (which may be in State Street's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Pursuant to the Administrative Services Agreement, the Trust has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from gross negligence or willful misconduct in the performance of its duties.

CUSTODIAN AND TRANSFER AGENT

State Street, One Lincoln Street, Boston, Massachusetts 02111, also serves as Custodian for the Funds pursuant to a Custodian Agreement. As Custodian, State Street holds the Funds' assets, calculates the net asset value of the Shares and calculates net income and realized capital gains or losses. State Street also serves as Transfer Agent of the Funds pursuant to a Transfer Agency Agreement. State Street may be reimbursed by the Funds for its out-of-pocket expenses. State Street and the Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

THE DISTRIBUTOR

State Street Global Markets, LLC is the principal underwriter and Distributor of Shares. Its principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. Investor information can be obtained by calling 1-866-S-TRACKS. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under "CREATION AND REDEMPTION OF CREATION UNITS." Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the National Association of Securities Dealers, Inc. ("NASD"). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

Each Fund, except for the Total Market ETF, has adopted a Distribution and Service Plan (a "Plan") pursuant to which payments of up to 0.25% may be made. No payments pursuant to the Plan will be made during the next twelve (12) months of operation. Under its terms, each Fund's Plan remains in effect from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the "Independent Trustees" (Trustees who are not interested persons of the Fund (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan). The Plan may not be amended to increase materially the amount to be spent for the services provided by the Distributor without approval by the shareholders of the relevant Fund to which the Plan applies, and all material amendments of the Plan also require Board approval (as described above). Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or, by a vote of a majority of the outstanding voting securities of such Fund (as such vote is defined in the 1940
Act). Pursuant to the Distribution Agreement, the Distributor will provide the Board with periodic reports of any amounts expended under the Plan and the purpose for which such expenditures were made.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, as to each Fund: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Pursuant to agreements entered into with such persons, the Distributor will make payments under each Plan to certain broker-dealers or other persons ("Investor Services Organizations") that enter into agreements with the Distributor in the form approved by the Board of Trustees to provide distribution assistance and shareholder support, account maintenance and educational and promotional services (which may include compensation and sales incentives to the registered brokers or other sales personnel of the broker-dealer or other financial entity that is a party to an investor services agreement) ("Investor Services Agreements"). No such Investor Services Agreements will be entered into during the first twelve months of operation. Each Investor Services Agreement will be a "related agreement" under the Plan of the relevant Fund. No Investor Services Agreement will provide for annual fees of more than 0.25% of a Fund's average daily net assets per annum attributable to Shares subject to such agreement.

Subject to an aggregate limitation of 0.25% of a Fund's average net assets per annum, the fees paid by a Fund under its Plan will be compensation for distribution, investor services or marketing services for that Fund. To the extent the Plan fees aggregate less than 0.25% per annum of the average daily net assets of a Fund, each Fund may also reimburse the Distributor and other persons for their respective costs incurred in printing prospectuses and producing advertising or marketing material prepared at the request of the Fund. The aggregate payments under each Plan will not exceed, on an annualized basis, 0.25% of average daily net assets of any Fund.

The continuation of the Distribution Agreement, any Investor Services Agreements and any other related agreements is subject to annual approval of the Board, including by a majority of the Independent Trustees, as described above.

Each of the Investor Services Agreements will provide that it may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund, on at least 60 days' written notice to the other party. Each of the Distribution Agreement and the Investor Services Agreements is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act). Each Investor Services Agreement is also terminable by the applicable Investor Service Organization upon 60 days' notice to the other party thereto.

The allocation among the Funds of fees and expenses payable under the Distribution Agreement and the Investor Services Agreements will be made pro rata in accordance with the daily net assets of the respective Funds.

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in the "Book Entry Only System" section below), DTC Participants (as defined below) and/or Investor Services Organizations.

Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor, and may indemnify Soliciting Dealers entering into agreements with the Distributor, for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under the Distribution Agreement or other agreement, as applicable.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Funds is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

The Adviser owes a fiduciary duty to its clients to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. Best execution is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser will also use ECNs when appropriate.

The Adviser does not presently participate in any soft dollar arrangements. It may aggregate trades with clients of SSgA, whose commission dollars are used to generate soft dollar credits. Although the Adviser's clients' commissions are not used for soft dollars, the clients may benefit from the soft dollar products/services received by SSgA.

The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation.

The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is prompt execution of orders at the most favorable net price.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each Fund is expected to be under 50%. See "INVESTMENT POLICIES AND STRATEGIES" in the Prospectus. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "BUYING AND SELLING."

DTC acts as securities depositary for the Shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE"), the AMEX and the NASD. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Although the Funds do not have information concerning the beneficial ownership of the Funds held in the names of DTC Participants, as of September 30, 2005, the names, addresses and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:

                                                                            PERCENTAGE
          FUND                            NAME AND ADDRESS                 OF OWNERSHIP
          ----                            ----------------                 ------------
DJ Wilshire Total Market   Charles Schwab & Company, Inc.                     14.40%
ETF                        Attn: Proxy Department
                           211 Main Street
                           San Francisco, CA 94105

                           American Enterprise Investment Services, Inc.      10.27%
                           2178 AXP Financial Center
                           Minneapolis, MN 55474

                           National Financial Services                        10.14%
                           200 Liberty Street,
                           New York, NY 10281

                           Merrill Lynch, Pierce, Fenner & Smith, Inc.         6.27%
                           101 Hudson Street, 9th floor
                           Jersey City, NJ 07302

                           Citigroup Global Markets Inc.                       5.67%
                           333 W. 34th Street
                           New York, NY 10001

                           Pershing LLC                                        5.45%
                           Securities Corp.
                           One Pershing Plaza
                           Jersey City, NJ 07399

                           Merrill Lynch, Pierce, Fenner & Smith, Inc          5.28%
                           4 Corporate Place
                           Piscataway, NJ 08854

DJ Wilshire Large Cap      Charles Schwab & Company, Inc.                     30.61%
Growth ETF                 Attn: Proxy Department
                           211 Main Street
                           San Francisco, CA 94105

                           Pershing LLC                                       21.17%
                           Securities Corp.
                           One Pershing Plaza
                           Jersey City, NJ 07399

                           National Financial Services                         8.81%
                           200 Liberty Street,
                           New York, NY 10281

                           Morgan Stanley Dean Witter, Inc.                    5.24%
                           C/O ADP Proxy Services
                           51 Mercedes Way
                           Edgewood, NY 11717

                           First Clearing, LLC                                 5.19%
                           901 E. Byrd St.
                           Richmond, VA 23219

                           J.P. Morgan Chase                                   7.37%
                           14201 Dallas Parkway
                           Dallas, TX 75254

DJ Wilshire Large Cap      National Financial Services                        12.24%
Value ETF                  200 Liberty Street,
                           New York, NY 10281

                           Timber Hill, Inc.                                  12.29%
                           2 Pickwick Plaza
                           Greenwich, CT 06830

                           Charles Schwab & Company, Inc.                      9.15%
                           Attn: Proxy Department
                           211 Main Street
                           San Francisco, CA 94105

                           Merrill Lynch, Pierce Fenner & Smith                8.11%
                           4 Corporate Place
                           Piscataway, NJ 08854

                           Morgan Stanley Dean Witter, Inc.                    8.02%
                           C/O ADP Proxy Services
                           51 Mercedes Way
                           Edgewood, NY 11717

                           Pershing LLC                                        7.31%
                           Securities Corp.
                           One Pershing Plaza
                           Jersey City, NJ 07399

                           Citigroup Global Markets Inc.                       5.20%
                           333 W. 34th Street
                           New York, NY 10001

                           First Clearing, LLC                                 5.33%
                           901 E. Byrd St.
                           Richmond, VA 23219

DJ Wilshire Small Cap      Charles Schwab & Company, Inc.                     31.66%
Growth ETF                 Attn: Proxy Department
                           211 Main Street
                           San Francisco, CA 94105

                           First Clearing, LLC                                12.16%
                           901 E. Byrd St.
                           Richmond, VA 23219

                           National Financial Services                        11.20%
                           200 Liberty Street,
                           New York, NY 10281

                           Citigroup Global Markets Inc.                       6.20%
                           333 W. 34th Street
                           New York, NY 10001

DJ Wilshire Small Cap      Timber Hill, Inc.                                  15.93%
Value ETF                  2 Pickwick Plaza
                           Greenwich, CT 06830

                           Charles Schwab & Company, Inc.                     13.53%
                           Attn: Proxy Department
                           211 Main Street
                           San Francisco, CA 94105

                           National Financial Services                        12.44%
                           200 Liberty Street,
                           New York, NY 10281

                           First Clearing, LLC                                 5.90%
                           901 E. Byrd St.
                           Richmond, VA 23219

DJ Wilshire Global         Brown Brothers Harriman & Co.                      16.59%
Titans ETF                 525 Washington Blvd.
                           New Port Towers
                           Jersey City, NJ 07302

                           Lehman Brothers, Inc.                              20.42%
                           Reorg
                           70 Hudson Street
                           Jersey City, NJ 07302

                           Timber Hill, Inc.                                  17.85%
                           2 Pickwick Plaza
                           Greenwich, CT 06830

                           UBS Financial Services, Inc.                        6.91%
                           1200 Harbor Blvd.
                           Neehawking, NJ 07086

DJ Wilshire REIT ETF       State Street Bank & Trust Co.                      15.77%
                           1776 Heritage Dr.
                           Global Corporate Action Unite JAB 5NW
                           No. Quincy, MA 02171

                           Charles Schwab & Company, Inc.                     14.23%
                           Attn: Proxy Department
                           211 Main Street
                           San Francisco, CA 94105

                           National Financial Services                         9.71%
                           200 Liberty Street,
                           New York, NY 10281

                           Pershing LLC                                        6.80%
                           Securities Corp.

                           One Pershing Plaza
                           Jersey City, NJ 07399

Morgan Stanley             Timber Hill, Inc.                                  22.10%
Technology ETF             2 Pickwick Plaza
                           Greenwich, CT 06830

                           Pershing LLC                                        9.83%
                           Securities Corp.
                           One Pershing Plaza
                           Jersey City, NJ 07399

                           Morgan Stanley Dean Witter, Inc.                    9.78%
                           C/O ADP Proxy Services
                           51 Mercedes Way
                           Edgewood, NY 11717

                           Merrill Lynch, Pierce, Fenner & Smith               8.41%
                           101 Hudson Street, 9th Floor
                           Jersey City, NJ 07302

                           M&I Marshall & Isley Bank                           7.84%
                           c/o ADP Proxy Services
                           51 Mercedes Way
                           Edgewood, NY 11717

                           National Financial Services                         5.92%
                           200 Liberty Street,
                           New York, NY 10281

                           Charles Schwab & Company, Inc.                      5.15%
                           Attn: Proxy Department
                           211 Main Street
                           San Francisco, CA 94105

O-Strip ETF                KV Execution Services LLC                          26.05%
                           40 Wall Street
                           44th Floor
                           New York, NY 10005

                           Merrill Lynch, Pierce, Fenner & Smith              20.10%
                           4 Corporate Place
                           Piscataway, NJ 08854

                           Merrill Lynch, Pierce, Fenner & Smith              17.57%
                           101 Hudson Street, 9th floor
                           Jersey City, NJ 07302

                           Timber Hill, Inc.                                  27.40%
                           2 Pickwick Plaza
                           Greenwich, CT 06830

CREATION AND REDEMPTION OF CREATION UNITS

CREATION

The Trust issues and sells Shares of each Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at their net asset value next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A "Business Day" with respect to each Fund is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

FUND DEPOSIT

The consideration for purchase of a Creation Unit of a Fund generally consists of an in-kind deposit of a designated portfolio of equity securities -- the "Deposit Securities" -- per each Creation Unit constituting a substantial replication, or a representation, of the stocks included in the relevant Fund's Index and an amount of cash -- the "Cash Component" -- computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund. The Cash Component, which in the case of the SPDR(R) Dividend ETF includes a Dividend Equivalent Payment, is an amount equal to the difference between the net asset value of the Shares (per Creation
Unit) and the market value of the Deposit Securities. The "Dividend Equivalent Payment" enables a Fund to make a complete distribution of dividends on the day preceding the next dividend payment date, and is an amount equal, on a per Creation Unite basis, to the dividends on all the portfolio securities of the Fund ("Fund Securities") with ex-dividend dates within the accumulation period for such distribution (the "Accumulation Period"), net of expenses and liabilities for such period, as if all of the Fund Securities had been held by the Fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Fund and ends on the day preceding the next ex-dividend date. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Securities), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Securities), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Securities.

The Custodian, through the National Securities Clearing Corporation ("NSCC") (discussed below), makes available on each Business Day, immediately prior to the opening of business on the New York Stock Exchange (currently 9:30 a.m., New York time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of a given Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the relevant Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash -- i.e., a "cash in lieu" amount -- to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (discussed below), or which may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting. The Trust also reserves the right to include or remove Deposit Securities from the basket in anticipation of index rebalancing changes. Brokerage commissions incurred in connection with acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of the Fund and will affect the value of all Shares; but the Adviser, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject Index being tracked by the relevant Fund or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Share of each Fund.

PROCEDURES FOR CREATION OF CREATION UNITS

To be eligible to place orders with the Distributor to create a Creation Unit of a Fund, an entity must be (i) a "Participating Party", i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see "BOOK ENTRY ONLY SYSTEM"), and, in each case, must have executed an agreement with the Trust, the Distributor and the Transfer Agent with respect to creations and redemptions of Creation Units ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Shares of Funds, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Funds must be placed for one or more Creation Unit size aggregations of Shares (50,000 in the case of each Fund). All orders to create Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. New York time)("Closing Time"), or one hour prior to closing time in the case of custom orders, in each case on the date such order is placed in order for the creation of Creation Units to be effected based on the net asset value of Shares of each Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the "Transmittal Date". Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see "Placement of Creation Orders Using Clearing Process" and "Placement of Creation Orders Outside Clearing Process"). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders to create Creation Units of Funds shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of Funds have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

PLACEMENT OF CREATION ORDERS USING CLEARING PROCESS

The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Transfer Agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Funds in Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time, or one hour prior to Closing Time in the case of custom orders, on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

PLACEMENT OF CREATION ORDERS OUTSIDE CLEARING PROCESS

Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Trust, the Distributor and the Transfer Agent. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., New York time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve wire system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., New York time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Units of Funds outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time, or one hour prior to Closing Time in the case of custom orders, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current net asset value of the Fund. The delivery of Creation Units of Funds so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Creation Units of Funds may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to Closing Time, New York time, on such date and federal funds in the appropriate amount are deposited with the Trust's Custodian by 11:00 a.m., New York time, the following Business Day. If the order is not placed in proper form by Closing Time or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be rejected and the investor shall be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., New York time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a mark to market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. The delivery of Creation Units of Funds so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

ACCEPTANCE OF ORDERS FOR CREATION UNITS

The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of any Fund if (a) the order is not in proper form; (b) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of any Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Exchange for that date by the Custodian, as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful;
(f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

CREATION TRANSACTION FEE

To compensate the Trust for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a fixed creation transaction fee, described below, regardless of the number of creations made each day. An additional charge of up to three (3) times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; and (ii) cash creations (to offset the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. From time to time, the Adviser may waive all or a portion of its fees.

                                                                  OUTSIDE THE
                                                   TRANSACTION      CLEARING
                      FUND                             FEE          PROCESS
                      ----                         -----------   -------------
streetTRACKS(R) DJ Wilshire Total Market ETF          $4,500     up to $18,000
streetTRACKS(R) DJ Wilshire Large Cap ETF             $2,000     up to $8,000
streetTRACKS(R) DJ Wilshire Large Cap Growth ETF      $1,000     up to $4,000
streetTRACKS(R) DJ Wilshire Large Cap Value ETF       $1,000     up to $4,000
streetTRACKS(R) DJ Wilshire Mid Cap ETF               $2,000     up to $8,000
streetTRACKS(R) DJ Wilshire Mid Cap Growth ETF        $1,000     up to $4,000
streetTRACKS(R) DJ Wilshire Mid Cap Value ETF         $1,000     up to $4,000
streetTRACKS(R) DJ Wilshire Small Cap ETF             $3,000     up to $12,000
streetTRACKS(R) DJ Wilshire Small Cap Growth ETF      $1,500     up to $6,000
streetTRACKS(R) DJ Wilshire Small Cap Value ETF       $1,500     up to $6,000
streetTRACKS(R) DJ Global Titans ETF                  $1,000     up to $4,000
streetTRACKS(R) DJ Wilshire REIT ETF                  $1,000     up to $4,000
streetTRACKS(R) KBW Bank ETF                          $  250     up to $1,000
streetTRACKS(R) KBW Capital Markets ETF               $  250     up to $1,000
streetTRACKS(R) KBW Insurance ETF                     $  250     up to $1,000
streetTRACKS(R) Morgan Stanley Technology ETF         $  500     up to $2,000
SPDR(R) Dividend ETF                                  $  250     up to $1,000
SPDR(R) O-Strip ETF                                   $1,000     up to $4,000

REDEMPTION

Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Beneficial Owners must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. As of June 30, 2005, the value of the securities comprising a deposit of designated equity securities necessary for an in-kind purchase of a Creation Unit for each Fund was as follows:

streetTRACKS(R) DJ Wilshire Total Market ETF*      $4,263,000
streetTRACKS(R) DJ Wilshire Large Cap ETF                 N/A(1)
streetTRACKS(R) DJ Wilshire Large Cap Growth ETF   $2,313,500
streetTRACKS(R) DJ Wilshire Large Cap Value ETF    $6,772,000
streetTRACKS(R) DJ Wilshire Mid Cap ETF                   N/A(1)
streetTRACKS(R) DJ Wilshire Mid Cap Growth ETF            N/A(1)

streetTRACKS(R) DJ Wilshire Mid Cap Value ETF             N/A(1)
streetTRACKS(R) DJ Wilshire Small Cap ETF                 N/A(1)
streetTRACKS(R) DJ Wilshire Small Cap Growth ETF   $3,798,000
streetTRACKS(R) DJ Wilshire Small Cap Value ETF    $8,855,000
streetTRACKS(R) DJ Global Titans ETF               $3,144,000
streetTRACKS(R) DJ Wilshire REIT ETF               $9,834,500
streetTRACKS(R) KBW Bank ETF                              N/A(1)
streetTRACKS(R) KBW Capital Markets ETF                   N/A(1)
streetTRACKS(R) KBW Insurance ETF                         N/A(1)
streetTRACKS(R) Morgan Stanley Technology ETF      $2,349,000
SPDR(R) Dividend ETF                                      N/A(1)
SPDR(R) O-Strip ETF                                $2,493,000

----------
(1)  As of June 30, 2005, the Fund was not operational.

*    Formerly the FORTUNE 500 Index Fund

With respect to each Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the New York Stock Exchange (currently 9:30 am, New York time) on each Business Day, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee described below in the section entitled "REDEMPTION TRANSACTION FEE". In the event that the Fund Securities have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

REDEMPTION TRANSACTION FEE

A redemption transaction fee, described below, is paid to offset transfer and other transaction costs that may be incurred in connection with the redemption of Creation Units. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. An additional charge of up to three (3) times the fixed transaction fee may be charged with respect to transactions effected outside the Clearing Process. From time to time, the Adviser may waive all or a portion of its fees.

                                                                OUTSIDE THE
                                                 TRANSACTION      CLEARING
                     FUND                            FEE          PROCESS
                     ----                        -----------   -------------
streetTRACKS(R) DJ Wilshire Total Market ETF        $4,500     up to $18,000
streetTRACKS(R) DJ Wilshire Large Cap ETF           $2,000     up to $8,000
streetTRACKS(R) DJ Large Cap Growth ETF             $1,000     up to $4,000
streetTRACKS(R) DJ Large Cap Value ETF              $1,000     up to $4,000
streetTRACKS(R) DJ Wilshire Mid Cap ETF             $2,000     up to $8,000
streetTRACKS(R) DJ Wilshire Mid Cap Growth ETF      $1,000     up to $4,000
streetTRACKS(R) DJ Wilshire Mid Cap Value ETF       $1,000     up to $4,000
streetTRACKS(R) DJ Wilshire Small Cap ETF           $3,000     up to $12,000
streetTRACKS(R) DJ Small Cap Growth ETF             $1,500     up to $6,000
streetTRACKS(R) DJ Small Cap Value ETF              $1,500     up to $6,000
streetTRACKS(R) DJ Global Titans ETF                $1,000     up to $4,000
streetTRACKS(R) DJ Wilshire REIT ETF                $1,000     up to $4,000
streetTRACKS(R) KBW Bank ETF                        $  250     up to $1,000
streetTRACKS(R) KBW Capital Markets ETF             $  250     up to $1,000
streetTRACKS(R) KBW Insurance ETF                   $  250     up to $1,000
streetTRACKS(R) Morgan Stanley Technology ETF       $  500     up to $2,000
SPDR(R) Dividend ETF                                $  250     up to $1,000
SPDR(R) O-Strip ETF                                 $1,000     up to $4,000

The Funds, subject to approval by the Board of Trustees, may adjust the fee from time to time based upon actual experience. An additional charge for cash redemptions or partial cash redemptions (when cash redemptions are available) for each Fund may be imposed. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

PLACEMENT OF REDEMPTION ORDERS USING CLEARING PROCESS

Orders to redeem Creation Units of Funds through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units of Funds using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Transfer Agent not later than Closing Time, New York time, or one hour prior to Closing Time in the case of custom orders, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the net asset value of the Fund as next determined. An order to redeem Creation Units of a Fund using the Clearing Process made in proper form but received by the Fund after 4:00 p.m., New York time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the net asset value next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received.

PLACEMENT OF REDEMPTION ORDERS OUTSIDE CLEARING PROCESS

Orders to redeem Creation Units of Funds outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of Funds to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC. An order to redeem Creation Units of Funds outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., New York time, or one hour prior to Closing Time in the case of custom orders, on such Transmittal Date; (ii) such order is accompanied or proceeded by the requisite number of Shares of Funds and the cash redemption amount specified in such order, which delivery must be made through DTC to the Custodian no later than 11:00 a.m. and 2:00 p.m., respectively, New York time, on the next Business Day following such Transmittal Date (the "DTC Cut-Off-Time"); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under "DETERMINATION OF NET ASSET VALUE" computed on the Business Day on which a redemption order is deemed received by the Transfer Agent. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than the Closing Time, or one hour prior to Closing Time in the case of custom orders, on the Transmittal Date, and the requisite number of Shares of the relevant Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Transmittal Date. If, however, a redemption order is submitted to the Transfer Agent by a DTC Participant not later than the Closing Time, or one hour prior to Closing Time in the case of custom orders, on the Transmittal Date but either (1) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time as described above on the next Business Day following the Transmittal Date or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Transfer Agent, i.e., the Business Day on which the Shares of the relevant Funds are delivered through DTC to the Custodian by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Fund may, in its sole discretion, permit.

In either case, the investor will receive a cash payment equal to the net asset value of its Shares based on the net asset value of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in net asset value.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Shares' net asset value is not reasonably practicable; or
(4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "DETERMINATION OF NET ASSET VALUE."

Net asset value per Share for each Fund of the Trust is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of each Fund is calculated by the Custodian and determined at the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. New York time) on each day that such exchange is open.

In computing a Fund's net asset value per Share, the Fund's securities holdings, except for those traded on the NASDAQ, are valued based on the last sale price. Securities traded on the NASDAQ are valued at the NASDAQ Official Close Price. Securities regularly traded in an over-the-counter market are valued at the last sale price in such market. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Trust's Pricing Committee in accordance with procedures adopted by the Board.

The procedures require the Trust's Pricing Committee ("PVC") to determine a security's fair value if a market price is not readily available. In determining such value the PVC will consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and
(iii) a review of relevant financial indicators (e.g., movement in interest rates, market indices, and prices from the Funds' index providers). In these cases, a Fund's net asset value may reflect certain portfolio securities' fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "DISTRIBUTIONS."

GENERAL POLICIES

Dividends from net investment income, if any, are declared and paid quarterly by each Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for certain Funds to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Trust makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE

Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of Funds through DTC Participants for reinvestment of their dividend distributions. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the same Fund based on a payable date NAV.

TAXES

The following information also supplements and should be read in conjunction with the section in the Prospectus entitled "TAX MATTERS."

Each Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets, among others.

Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a given Fund and if, pursuant to section 351 of the Internal Revenue Code, the respective Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See "CREATION AND REDEMPTION OF CREATION UNITS."

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. Under the provisions of the JGTRRA Tax Act of 2003, some ordinary dividends paid to individual shareholders may qualify for taxation at a lower tax rate applicable to long-term capital gains.

A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other Fund Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders.

Distribution of ordinary income and capital gains may also be subject to state and local taxes.

Distributions reinvested in additional Shares of a Fund through the means of the service (see "DIVIDEND REINVESTMENT SERVICE") will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.

Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax. As part of the American Jobs Creation Act of 2004 a RIC may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. A RIC may also, under certain circumstances, designate all or a portion of a dividend as a "short-term capital gain dividend" which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. The provisions contained in the legislation relating to dividends to foreign persons would apply to dividends with respect to taxable years of RICs beginning after December 31, 2004 and before January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the proposed legislation.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units ("backup withholding"). The backup withholding rate for individuals is currently 28%. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares of the Trust should consult their own tax advisors as to the tax consequences of investing in such shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

Each Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, option contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

In order for a Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

Each Fund distributes to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders are advised on the nature of the distributions.

CAPITAL STOCK AND SHAREHOLDER REPORTS

The Trust currently is comprised of eighteen Funds. Each Fund issues shares of beneficial interest, par value $.01 per Share. The Board of Trustees may designate additional Funds.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Funds vote together as a single class except that if the matter being voted on affects only a particular Fund it will be voted on only by that Fund and if a matter affects a particular Fund differently from other Funds, that Fund will vote separately on such matter. Under Massachusetts law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust (regardless of the Fund) have noncumulative voting rights for the election of Trustees. Under Massachusetts law, Trustees of the Trust may be removed by vote of the shareholders.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of each Fund's assets and operations, the risk to shareholders of personal liability is believed to be remote.

Shareholder inquiries may be made by writing to the Trust, c/o the Distributor, State Street Global Markets, LLC at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Clifford Chance US LLP serves as counsel to the Trust. Ernst & Young LLP serves as the independent registered public accounting firm of the Trust.

FINANCIAL STATEMENTS

The Report of the Independent Registered Public Accounting Firm, financial highlights, and financial statements of the Funds included in the Trust's Annual Report to Shareholders for the fiscal year ended June 30, 2005 on Form N-CSR under the Investment Company Act is incorporated by reference into this Statement of Additional Information.

APPENDIX A - INDEX DESCRIPTIONS

STREETTRACKS(R)DJ WILSHIRE TOTAL MARKET ETF (formerly, FORTUNE(R)500 Fund)

Provided below is additional information regarding the Dow Jones Wilshire 5000 Composite Index on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS

Aggregate Market Capitalization (6/30/05): $13,526,446,290,932

10 Largest Components by Market Capitalization (as of 6/30/05):

                                         MARKET        MARKET
                                     CAPITALIZATION    WEIGHT
                                    ----------------   ------
Exxon Mobil Corp.                   $370,755,958,764    2.74%
General Electric Co.                 366,324,408,450    2.71%
Microsoft Corp.                      240,373,440,439    1.78%
Citigroup Inc.                       239,922,273,608    1.77%
Pfizer Inc.                          207,704,853,766    1.54%
Johnson & Johnson                    192,902,203,195    1.43%
Bank of America Corp.                184,226,842,902    1.36%
Intel Corp.                          164,777,380,000    1.22%
Procter & Gamble Co.                 133,066,283,476    0.98%
American International Group Inc.    132,924,375,930    0.98%

10 Largest Industries (% Index Weight) (as of 6/30/05):

                                          MARKET         MARKET
                                      CAPITALIZATION     WEIGHT
                                    ------------------   ------
Banks                               $1,321,699,521,744    9.77%
Pharmaceuticals                        748,231,436,086    5.53%
Integrated Oil & Gas                   583,564,113,412    4.31%
Diversified Industrials                495,459,288,904    3.66%
Software                               477,770,801,419    3.53%
Semiconductors                         430,733,516,402    3.18%
Broadcasting & Entertainment           404,269,075,220    2.99%
Electricity                            358,868,755,856    2.65%
Telecommunications Equipment           345,637,557,908    2.56%
Health Care Providers                  335,347,189,203    2.48%

STREETTRACKS(R) DJ WILSHIRE LARGE CAP ETF

Provided below is additional information regarding the Dow Jones Wilshire Large Cap Index on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS

Aggregate Market Capitalization (6/30/05): $11,752,429,422,688

10 Largest Components by Market Capitalization (as of 6/30/05):

                                         MARKET        MARKET
                                     CAPITALIZATION    WEIGHT
                                    ----------------   ------
Exxon Mobil Corp.                   $370,755,958,764    3.15%
General Electric Co.                 366,324,408,450    3.12%
Microsoft Corp.                      240,373,440,439    2.05%
Citigroup Inc.                       239,922,273,608    2.04%
Pfizer Inc.                          207,704,853,766    1.77%
Johnson & Johnson                    192,902,203,195    1.64%
Bank of America Corp.                184,226,842,902    1.57%
Intel Corp.                          164,777,380,000    1.40%

Procter & Gamble Co.                 133,066,283,476    1.13%
American International Group Inc.    132,924,375,930    1.13%

10 Largest Industries (% Index Weight) (as of 6/30/05):

                                          MARKET         MARKET
                                      CAPITALIZATION     WEIGHT
                                    ------------------   ------
Banks                               $1,170,446,824,378    9.96%
Pharmaceuticals                        718,192,136,902    6.11%
Integrated Oil & Gas                   583,541,441,708    4.97%
Diversified Industrials                488,605,257,804    4.16%
Software                               404,335,426,135    3.44%
Broadcasting & Entertainment           385,173,402,804    3.28%
Semiconductors                         368,584,409,688    3.14%
Electricity                            331,417,040,288    2.82%
Telecommunications Equipment           306,254,535,972    2.61%
Fixed Line Telecommunications          299,878,389,914    2.55%

STREETTRACKS(R) DJ WILSHIRE LARGE CAP GROWTH ETF

Provided below is additional information regarding the Dow Jones Wilshire Large Cap Growth Index on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS

Aggregate Market Capitalization (6/30/05): $3,965,826,061,172

10 Largest Components by Market Capitalization (as of 6/30/05):

                                         MARKET        MARKET
                                     CAPITALIZATION    WEIGHT
                                    ----------------   ------
Microsoft Corp.                     $240,373,440,439    6.06%
Johnson & Johnson                    192,902,203,195    4.86%
Intel Corp.                          164,777,380,000    4.15%
Procter & Gamble Co.                 133,066,283,476    3.36%
American International Group Inc.    132,924,375,930    3.35%
Wal-Mart Stores Inc.                 126,064,877,978    3.18%
Cisco Systems Inc.                   125,834,358,048    3.17%
International Business Machines
   Corp.                             123,520,536,098    3.11%
Coca-Cola Co.                         92,880,012,492    2.34%
PepsiCo Inc.                          90,843,987,255    2.29%

10 Largest Industries (% Index Weight) (as of 6/30/05):

                                         MARKET        MARKET
                                     CAPITALIZATION    WEIGHT
                                    ----------------   ------
Software                            $288,280,300,438    7.27%
Pharmaceuticals                      271,652,147,798    6.85%
Semiconductors                       219,888,992,025    5.54%
Broadline Retailers                  217,306,509,767    5.48%
Telecommunications Equipment         193,883,895,397    4.89%
Soft Drinks                          183,723,999,746    4.63%
Broadcasting & Entertainment         166,528,593,469    4.20%
Biotechnology                        159,726,287,374    4.03%
Medical Equipment                    156,263,081,462    3.94%
Health Care Providers                153,404,862,560    3.87%

STREETTRACKS(R) DJ WILSHIRE LARGE CAP VALUE ETF

Provided below is additional information regarding the Dow Jones Wilshire Large Cap Value Index on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS

Aggregate Market Capitalization (6/30/05): $4,749,352,097,630

10 Largest Components by Market Capitalization (as of 6/30/05):

                                         MARKET        MARKET
                                     CAPITALIZATION    WEIGHT
                                    ----------------   ------
Exxon Mobil Corp.                   $370,755,958,764    7.81%
General Electric Co.                 366,324,408,450    7.71%
Citigroup Inc.                       239,922,273,608    5.05%
Pfizer Inc.                          207,704,853,766    4.37%
Bank of America Corp.                184,226,842,902    3.88%
Altria Group Inc.                    132,719,787,819    2.79%
JPMorgan Chase & Co.                 125,826,200,295    2.65%
Chevron Corp.                        112,264,819,648    2.36%
Wells Fargo & Co.                    104,185,317,098    2.19%
Verizon Communications Inc.           95,667,510,854    2.01%

10  Largest Industries (% Index Weight) (as of 6/30/05):

                                         MARKET        MARKET
                                     CAPITALIZATION    WEIGHT
                                    ----------------   ------
Banks                               $979,866,392,747   20.63%
Integrated Oil & Gas                 574,409,545,524   12.09%
Diversified Industrials              453,565,578,251    9.55%
Pharmaceuticals                      384,191,330,151    8.09%
Fixed Line Telecommunications        269,941,751,910    5.68%
Electricity                          227,557,336,700    4.79%
Investment Services                  204,429,649,847    4.30%
Exploration & Production             159,723,347,855    3.36%
Tobacco                              139,455,679,856    2.94%
Mortgage Finance                     123,315,100,681    2.60%

STREETTRACKS(R) DJ WILSHIRE MID CAP ETF

Provided below is additional information regarding the Dow Jones Wilshire Mid Cap Index on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS

Aggregate Market Capitalization (6/30/05): $1,188,981,779,297

10 Largest Components by Market Capitalization (as of 6/30/05):

                                        MARKET       MARKET
                                    CAPITALIZATION   WEIGHT
                                    --------------   ------
National Oilwell Varco Inc.         $8,012,232,579    0.67%
Hudson City Bancorp Inc.             6,819,084,004    0.57%
Noble Energy Inc.                    6,525,769,926    0.55%
Humana Inc.                          6,390,819,932    0.54%
PacifiCare Health Systems Inc.       6,192,214,250    0.52%
Abercrombie & Fitch Co.              5,987,142,002    0.50%
Ameritrade Holding Corp.             5,074,783,646    0.43%
Consol Energy Inc.                   4,814,805,960    0.40%
Ivax Corp.                           4,781,157,440    0.40%
Advance Auto Parts Inc.              4,777,767,528    0.40%

10 Largest Industries (% Index Weight) (as of 6/30/05):

                                     MARKET        MARKET
                                 CAPITALIZATION    WEIGHT
                                ----------------   ------
Real Estate Investment Trusts    $96,089,407,044    8.08%
Banks                             79,144,974,818    6.66%
Health Care Providers             57,622,861,882    4.85%
Oil Equipment & Services          41,022,680,013    3.45%
Electricity                       40,846,931,669    3.44%
Exploration & Production          39,604,957,208    3.33%
Software                          37,159,193,343    3.13%
Semiconductors                    33,439,116,277    2.81%
Specialty Retailers               32,784,724,244    2.76%
Publishing                        25,555,791,252    2.15%

STREETTRACKS(R) DJ WILSHIRE MID CAP GROWTH ETF

Provided below is additional information regarding the Dow Jones Wilshire Mid Cap Growth Index on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS

Aggregate Market Capitalization (6/30/05): $623,279,013,290

10 Largest Components by Market Capitalization (as of 6/30/05):

                                     MARKET        MARKET
                                 CAPITALIZATION    WEIGHT
                                ----------------   ------
National Oilwell Varco Inc.      $8,012,232,579     1.29%
Hudson City Bancorp Inc.          6,819,084,004     1.09%
Noble Energy Inc.                 6,525,769,926     1.05%
Humana Inc.                       6,390,819,932     1.03%
Abercrombie & Fitch Co.           5,987,142,002     0.96%
Ameritrade Holding Corp.          5,074,783,646     0.81%
Ivax Corp.                        4,781,157,440     0.77%
Advance Auto Parts Inc.           4,777,767,528     0.77%
Patterson-UTI Energy Inc.         4,628,991,730     0.74%
DaVita Inc.                       4,547,090,400     0.73%

10 Largest Industries (% Index Weight) (as of 6/30/05):

                                     MARKET        MARKET
                                 CAPITALIZATION    WEIGHT
                                ----------------   ------
Health Care Providers            $49,225,814,770    7.90%
Oil Equipment & Services          36,828,791,020    5.91%
Exploration & Production          32,629,880,836    5.24%
Software                          26,469,071,287    4.25%
Medical Equipment                 22,158,440,562    3.56%
Restaurants & Bars                21,966,633,245    3.52%
Pharmaceuticals                   21,176,362,251    3.40%
Semiconductors                    20,920,150,508    3.36%
Apparel Retailers                 20,768,621,647    3.33%
Specialized Consumer Services     20,099,252,391    3.22%

STREETTRACKS(R) DJ WILSHIRE MID CAP VALUE ETF

Provided below is additional information regarding the Dow Jones Wilshire Mid Cap Value Index on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS

Aggregate Market Capitalization (6/30/05): $565,702,766,007

10 Largest Components by Market Capitalization (as of 6/30/05):

                                     MARKET        MARKET
                                 CAPITALIZATION    WEIGHT
                                ----------------   ------
PacifiCare Health Systems Inc.   $6,192,214,250     1.09%
Consol Energy Inc.                4,814,805,960     0.85%
NVIDIA Corp.                      4,279,355,515     0.76%
Allegheny Energy Inc.             4,087,529,583     0.72%
Storage Technology Corp.          4,053,640,213     0.72%
Macerich Co.                      3,965,471,100     0.70%
Pall Corp.                        3,778,265,598     0.67%
Teco Energy Inc.                  3,775,805,576     0.67%
NII Holdings Inc.                 3,746,560,756     0.66%
Reliant Energy Inc.               3,693,439,036     0.65%

10 Largest Industries (% Index Weight) (as of 6/30/05):

                                     MARKET        MARKET
                                 CAPITALIZATION    WEIGHT
                                ----------------   ------
Water                            $93,209,431,065   16.48%
Fixed Line Telecommunications     60,415,423,008   10.68%
Publishing                        39,333,549,525    6.95%
Hotels                            22,595,278,741    3.99%
Health Care Providers             14,417,765,246    2.55%
Specialty Chemicals               14,111,892,161    2.49%
Gas Distribution                  14,004,710,037    2.48%
Specialty Chemicals               13,985,957,108    2.47%
Steel                             12,850,624,181    2.27%
Paper                             12,638,889,625    2.23%

STREETTRACKS(R) DJ WILSHIRE SMALL CAP ETF

Provided below is additional information regarding the Dow Jones Wilshire Small Cap Index on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS

Aggregate Market Capitalization (6/30/05): $1,564,757,626,725

10 Largest Components by Market Capitalization (as of 6/30/05):

                                    MARKET         MARKET
                                CAPITALIZATION     WEIGHT
                                ----------------   ------
Las Vegas Sands Corp.            $4,475,750,015     0.29%
Southwestern Energy Co.           3,425,624,687     0.22%
CMS Energy Corp.                  3,294,839,737     0.21%
LSI Logic Corp.                   3,292,103,871     0.21%
Affymetrix Inc.                   3,258,774,180     0.21%
Corporate Executive Board Co.     3,240,079,405     0.21%
WebMD Corp.                       3,205,051,330     0.20%
Cimarex Energy Co.                3,162,771,335     0.20%
Tesoro Corp.                      3,115,922,160     0.20%
Federal Realty Investment
   Trust                          3,094,329,458     0.20%

10 Largest Industries (% Index Weight) (as of 6/30/05):

                                     MARKET        MARKET
                                 CAPITALIZATION    WEIGHT
                                ----------------   ------
Real Estate Investment Trusts   $127,620,898,165    8.16%
Banks                            125,540,568,379    8.02%
Software                          58,028,800,725    3.71%
Semiconductors                    56,400,067,467    3.60%
Exploration & Production          48,217,661,154    3.08%
Health Care Providers             41,028,899,823    2.62%
Biotechnology                     36,980,810,537    2.36%
Oil Equipment & Services          34,206,446,632    2.19%
Business Support Services         33,468,137,059    2.14%
Telecommunications Equipment      33,239,075,074    2.12%

STREETTRACKS(R) DJ WILSHIRE SMALL CAP GROWTH ETF

Provided below is additional information regarding the Dow Jones Wilshire Small Cap Growth Index on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS

Aggregate Market Capitalization (6/30/05): $473,481,589,888

10 Largest Components by Market Capitalization (as of 6/30/05):

                                     MARKET        MARKET
                                 CAPITALIZATION    WEIGHT
                                ----------------   ------
Ryland Group Inc.                $3,598,318,962     0.76%
Southwestern Energy Co.           3,425,624,687     0.72%
Arch Coal Inc.                    3,349,143,727     0.71%
O'Reilly Automotive Inc.          3,304,224,106     0.70%
Corporate Executive Board Co.     3,240,079,405     0.68%
Jacobs Engineering Group Inc.     3,165,750,200     0.67%
Federal Realty Investment
   Trust                          3,094,329,458     0.65%
Renal Care Group Inc.             3,091,927,000     0.65%
Roper Industries Inc.             3,007,088,021     0.64%
Standard Pacific Corp.            2,981,660,320     0.63%

10 Largest Industries (% Index Weight) (as of 6/30/05):

                                     MARKET        MARKET
                                 CAPITALIZATION    WEIGHT
                                ----------------   ------
Exploration & Production         $14,708,060,977    3.11%
Oil Equipment & Services          14,665,050,744    3.10%
Commodity Chemicals                2,295,545,663    0.48%
Specialty Chemicals                6,161,746,282    1.30%
Steel                              5,830,951,087    1.23%
Coal                               3,349,143,727    0.71%
Building Materials & Fixtures      7,844,640,990    1.66%
Heavy Construction                 3,900,961,700    0.82%
Defense                            8,073,910,947    1.71%
Containers & Packaging             3,293,018,113    0.70%

STREETTRACKS(R) DJ WILSHIRE SMALL CAP VALUE ETF

Provided below is additional information regarding the Dow Jones Wilshire Small Cap Value Index on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS

Aggregate Market Capitalization (6/30/05): $367,333,441,031

10 Largest Components by Market Capitalization (as of 6/30/05):

                                        MARKET       MARKET
                                    CAPITALIZATION   WEIGHT
                                    --------------   ------
CMS Energy Corp.                    $3,294,839,737    0.90%
Tesoro Corp.                         3,115,922,160    0.85%
UGI Corp.                            2,893,788,000    0.79%
Catellus Development Corp. REIT      2,879,975,979    0.78%
Massey Energy Co.                    2,862,457,640    0.78%
Fulton Financial Corp.               2,850,778,134    0.78%
Aqua America Inc.                    2,824,057,374    0.77%
AGL Resources Inc.                   2,820,770,995    0.77%
Mack-Cali Realty Corp.               2,783,409,893    0.76%
Western Digital Corp.                2,753,085,073    0.75%

10 Largest Industries (% Index Weight) (as of 6/30/05):

                                         MARKET       MARKET
                                     CAPITALIZATION   WEIGHT
                                    ---------------   ------
Real Estate Investment Trusts       $56,002,339,300   15.25%
Banks                                34,795,173,188    9.47%
Electricity                          19,390,912,067    5.28%
Software                             16,420,553,706    4.47%
Gas Distribution                     16,395,621,500    4.46%
Semiconductors                       13,901,572,622    3.78%
Computer Hardware                    13,554,540,959    3.69%
Specialty Chemicals                  10,069,655,923    2.74%
Exploration & Production              8,280,387,149    2.25%
Electrical Components & Equipment     7,901,979,009    2.15%

STREETTRACKS(R) DJ GLOBAL TITANS ETF

Provided below additional information regarding the Dow Jones Global Titans 50 Index U.S. Close on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS

Aggregate Market Capitalization (6/30/05): $6,073,820,476,799

10 Largest Components by Market Capitalization (as of 6/30/05):

                                         MARKET        MARKET
                                     CAPITALIZATION    WEIGHT
                                    ----------------   ------
Exxon Mobil Corp.                   $370,755,958,764    6.10%
General Electric Co.                 366,324,408,450    6.03%
Microsoft Corp.                      240,373,440,439    3.96%
Citigroup Inc.                       239,922,273,608    3.95%
BP PLC                               221,482,981,160    3.65%
Pfizer Inc.                          207,704,853,766    3.42%
Johnson & Johnson                    192,902,203,195    3.18%
Bank of America Corp.                184,226,842,902    3.03%
HSBC Holdings PLC (UK Reg)           178,913,478,609    2.95%
Intel Corp.                          164,777,380,000    2.71%

10 Largest Industries (% Index Weight) (as of 6/30/05):

                                          MARKET         MARKET
                                      CAPITALIZATION     WEIGHT
                                    ------------------   ------
Integrated Oil & Gas                $1,118,382,207,340   18.41%
Banks                                1,029,293,828,225   16.95%
Pharmaceuticals                        945,243,880,446   15.56%
Diversified Industrials                366,324,408,450    6.03%
Fixed Line Telecommunications          294,873,148,215    4.85%
Software                               240,373,440,439    3.96%
Semiconductors                         230,094,169,322    3.79%
Telecommunications Equipment           200,177,461,730    3.30%
Soft Drinks                            183,723,999,746    3.02%
Mobile Telecommunications              145,865,372,401    2.40%

STREETTRACKS(R) DJ WILSHIRE REIT ETF

Provided below is additional information regarding the Dow Jones Wilshire REIT Index on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS

Aggregate Market Capitalization (6/30/05): $234,256,293,875

10  Largest Components by Market Capitalization (as of 6/30/05):

                                         MARKET       MARKET
                                     CAPITALIZATION   WEIGHT
                                    ---------------   ------
Simon Property Group Inc.           $16,023,687,969    6.84%
Equity Office Properties Trust       13,458,961,862    5.75%
Equity Residential                   10,316,241,481    4.40%
Vornado Realty Trust                  9,467,209,407    4.04%
General Growth Properties Inc.        9,176,457,530    3.92%
Boston Properties Inc.                7,726,185,250    3.30%
Archstone-Smith Trust                 7,715,597,794    3.29%
Prologis                              7,400,154,309    3.16%
Avalonbay Communities Inc.            5,876,191,958    2.51%
Host Marriott Corp.                   5,699,630,835    2.43%

10 Largest Industries (% Index Weight) (as of 6/30/05):

                                         MARKET       MARKET
                                     CAPITALIZATION   WEIGHT
                                    ---------------   ------
Office                              $51,243,346,240   21.87%
Apartments                           44,840,733,728   19.14%
Regional Malls                       39,165,654,176   16.72%
Strip Centers                        29,545,012,342   12.61%
Industrial                           18,480,332,699    7.89%
Diversified                          15,504,283,872    6.62%
Hotels                               13,451,936,151    5.74%
Mixed Industrial/Office               9,728,514,156    4.15%
Self-Storage                          8,954,649,489    3.82%
Manufactured Homes                    1,937,632,612    0.83%

STREETTRACKS(R) KBW BANK ETF

Provided below is additional information regarding the KBW Bank Index on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS

Aggregate Market Capitalization (6/30/05): $1,116,321,053,020

10 Largest Components by Market Capitalization (as of 6/30/05):

                                          MARKET       MARKET
                                     CAPITALIZATION    WEIGHT
                                    ----------------   ------
Citigroup, Inc.                     $114,840,636,450   10.29%
Bank of America Corp.                111,333,873,170    9.97%
Wells Fargo and Co.                  103,932,076,060    9.31%
JPMorgan Chase & Co.                  99,729,484,140    8.93%
Wachovia Corp                         61,512,332,800    5.51%
US Bancorp                            50,011,716,000    4.48%
Washington Mutual                     49,145,544,760    4.40%
MBNA Corp                             47,492,590,560    4.25%
SunTrust Banks, Inc.                  39,736,551,120    3.56%
Fifth Third Bancorp                   36,157,241,900    3.24%

STREETTRACKS(R) KBW CAPITAL MARKETS ETF

Provided below is additional information regarding the KBW Capital Markets Index on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS

Aggregate Market Capitalization (6/30/05): $363,973,117,930

10 Largest Components by Market Capitalization (as of 6/30/05):

                                         MARKET       MARKET
                                     CAPITALIZATION   WEIGHT
                                    ---------------   ------
Morgan Stanley                      $34,845,904,170    9.57%
Goldman Sachs Group, Inc.            33,617,630,400    9.24%
Merrill Lynch & Co., Inc.            33,561,656,010    9.22%
Bank of New York, Inc.               22,112,393,500    6.08%
Lehman Brothers Holdings, Inc.       18,372,161,120    5.05%
Franklin Resources, Inc.             18,351,339,180    5.04%
Bear Stearns Companies, Inc.         17,520,542,160    4.81%
State Street Corp.                   17,011,261,250    4.67%
Charles Schwab Corp.                 16,400,251,440    4.51%
Chicago Merc. Exchange               15,063,999,000    4.14%

STREETTRACKS(R) KBW INSURANCE ETF

Provided below is additional information regarding the KBW Insurance Index on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS

Aggregate Market Capitalization (6/30/05): $485,110,323,620

10 Largest Components by Market Capitalization (as of 6/30/05):

                                         MARKET       MARKET
                                     CAPITALIZATION   WEIGHT
                                    ---------------   ------
American International Group,
   Inc.                             $40,391,352,400    8.33%
The Allstate Corp.                   39,148,678,000    8.07%
Prudential Financial, Inc.           32,219,755,960    6.64%
MetLife, Inc.                        31,873,470,300    6.57%
Hartford Financial Services Group    25,330,304,180    5.22%
Chubb Corp.                          23,619,199,730    4.87%
The St. Paul Travelers Companies,
   Inc.                              23,025,355,340    4.75%
AFLAC, Corp.                         20,752,889,840    4.28%
Marsh McLennan Companies, Inc.       20,733,450,000    4.27%

STREETTRACKS(R) MORGAN STANLEY TECHNOLOGY ETF

Provided below is additional information regarding the Morgan Stanley Technology Index on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS

Aggregate Market Capitalization (6/30/05): $1,578,998,827,676

10 Largest Components by Market Capitalization (as of 6/30/05):

                                            MARKET        MARKET
                                        CAPITALIZATION    WEIGHT
                                       ----------------   ------
Microsoft Corp                         $240,373,440,439   15.22%
Intel Corp                              164,777,380,000   10.44%
Cisco Systems Inc                       125,834,358,048    7.97%
International Business Machines Corp    119,708,418,200    7.58%
Dell Inc                                 95,656,949,820    6.06%
Nokia OYJ                                73,777,999,360    4.67%
Hewlett-Packard Co                       67,857,500,750    4.30%
Oracle Corp                              58,364,961,600    3.70%
Google Inc                               56,220,595,350    3.56%

10 Largest Industries (% Index Weight) (as of 6/30/05):

                                          MARKET        MARKET
                                      CAPITALIZATION    WEIGHT
                                     ----------------   ------
Software                             $409,275,956,369   25.92%
Computers & Peripherals               339,454,406,240   21.50%
Communications Equipment              327,713,924,168   20.75%
Semiconductor Equipment & Products    250,565,097,800   15.87%
Internet & Catalog Retail             155,431,305,270    9.84%
Commercial Services & Supplies         55,737,517,140    3.53%
IT Consulting & Services               22,868,300,830    1.45%
Electronic Equipment & Instruments     17,952,319,860    1.14%

SPDR(R) DIVIDEND ETF

Provided below is additional information regarding the S&P(R) High Yield Dividend Aristocrats Index on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS

Aggregate Market Capitalization (6/30/05): $2,038,619,762,760

10 Largest Components by Market Capitalization (as of 6/30/05):

                            MARKET        MARKET
                        CAPITALIZATION    WEIGHT
                       ----------------   ------
Jefferson-Pilot        $367,495,128,000   18.03%
Avery Dennison Corp.    205,066,787,520   10.06%
V.F. Corp.              193,280,425,000    9.48%
Kimberly-Clark          183,423,807,700    9.00%
General Electric        133,907,820,980    6.57%
Johnson & Johnson       130,532,723,500    6.40%

Coca Cola Co.           100,524,564,500    4.93%
Abbott Labs              90,308,859,010    4.43%
Anheuser-Busch           75,998,679,770    3.73%
Rohm & Haas              67,856,373,200    3.33%

10 Largest Industries (% Index Weight) (as of 6/30/05):

                                 MARKET        MARKET
                             CAPITALIZATION    WEIGHT
                            ----------------   ------
Life/Health Insurance       $367,495,128,000   18.03%
Office Supplies & Forms      205,066,787,520   10.06%
Apparel Manufacturers        193,280,425,000    9.48%
Consumer Products- Misc      188,464,173,100    9.24%
Diversified Manufacturing    178,964,305,640    8.78%
Medical Products             130,532,723,500    6.40%
Beverages-Non-Alcoholic      114,038,791,850    5.59%
Medical-Drugs                109,096,995,750    5.35%
Super-Regional Banks-US       89,579,152,100    4.39%
Brewery                       75,998,679,770    3.73%

SPDR(R) O-STRIP ETF

Provided below is additional information regarding the S&P 500(R) Index on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS

Aggregate Market Capitalization (6/30/05): $1,677,909,579,668

10 Largest Components by Market Capitalization (as of 6/30/05):

                        MARKET       MARKET
                   CAPITALIZATION    WEIGHT
                  ----------------   ------
Microsoft Corp.   $240,373,440,439   14.86%
Intel Corp.        164,777,380,000    9.58%
Apollo Group       127,868,815,826    7.61%
Cisco Systems      125,834,358,048    7.27%
Dell, Inc.          95,656,949,820    5.70%
Amgen               74,818,101,260    4.45%
Comcast Corp.       67,707,898,300    4.03%
Oracle Corp.        58,364,957,112    3.48%
QUALCOMM, Inc.      53,924,838,910    3.21%
Yahoo!, Inc.        45,483,968,376    2.71%

10 Largest Industries (% Index Weight) (as of 6/30/05):

                                        MARKET        MARKET
                                    CAPITALIZATION    WEIGHT
                                   ----------------   ------
Computer Software/Services         $476,258,738,726   28.51%
Electronics (Semiconductors)        232,815,374,431   13.91%
Computers Hardware                  138,690,411,230    8.26%
Computers (Networking)              136,185,220,658    8.12%
Services (Commercial & Consumer)    133,647,942,206    7.96%
Biotechnology                        90,464,498,503    5.39%
Communications Equipment             68,040,357,950    4.05%
Broadcasting (TV, Radio & Cable)     67,707,898,300    4.03%
Retail (Specialty)                   43,371,183,834    2.58%
Banks (Major Regional)               41,954,765,120    2.50%

APPENDIX B--SSGA FUNDS MANAGEMENT, INC. PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolio's holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) (other than those affiliated with the issuer) number of other boards

     -    Approval of auditors

     -    Directors' and auditors' compensation

     -    Directors' liability and indemnification

     -    Discharge of board members and auditors

     -    Financial statements and allocation of income

     - Dividend payouts that are greater than or equal to country and industry standards

     -    Authorization of share repurchase programs

     -    General updating of or corrective amendments to charter

     -    Change in Corporation Name

     -    Elimination of cumulative voting

II. Generally, SSgA votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

     -    Elimination of "poison pill" rights

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     -    Stock option plans which are incentive based and not excessive

     -    Other stock-based plans which are appropriately structured

     -    Reductions in super-majority vote requirements

     -    Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes against management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     -    Elimination of Shareholders' Right to Call Special Meetings

     -    Establishment of classified boards of directors

     - Reincorporation in a state which has more stringent anti-takeover and related provisions

     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -    Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

     -    Adjournment of Meeting to Solicit Additional Votes

     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

     - Against offers when there are prospects for an enhanced bid or other bidders

     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -    Requirements that auditors attend the annual meeting of shareholders

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

     - Mandates that amendments to bylaws or charters have shareholder approval

     -    Mandates that shareholder-rights plans be put to a vote or repealed

     -    Establishment of confidential voting

     - Expansions to reporting of financial or compensation-related information, within reason

     -    Repeals of various anti-takeover related provisions

     -    Reduction or elimination of super-majority vote requirements

     -    Repeals or prohibitions of "greenmail" provisions

     -    "Opting-out" of business combination provisions

     - Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:


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     -    Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -    Restoration of cumulative voting in the election of directors

     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     - Proposals which require inappropriate endorsements or corporate actions

     - Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model

     - Proposal asking companies to adopt full tenure holding periods for their executives

     - Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Shareholder Activism

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.


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POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.


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